UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 13, 2005

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountant

(a)                                  Previous independent accountants

(i)                                     KPMG LLP was previously the principal accountants for Fieldstone Investment Corporation (the “Registrant”).  On October 13, 2005, the Registrant dismissed KPMG LLP as its independent accountants. The Registrant’s Audit Committee participated in and approved the decision to change independent accountants.

(ii)                                  The reports of KPMG LLP on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG LLP’s report on the consolidated financial statements of Fieldstone Investment Corporation and subsidiaries as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that “as discussed in Note 2 to the consolidated financial statements, the Company has restated its consolidated financial statements as of and for the year ended December 31, 2003.”

(iii)                               In connection with the audits of the last two fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through October 13, 2005, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

(iv)                              In connection with the audits of the last two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through October 13, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v)                                 The Registrant has provided KPMG LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Registrant has requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 19, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)                                 New independent accountants

(i)                                     The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of October 14, 2005. During the two most recent fiscal years and through October 14, 2005, the Registrant has not consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP dated October 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: October 19, 2005	By:	/s/ Michael J. Sonnenfeld
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP dated October 19, 2005